UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2010

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(801) 584-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2010, we issued a press release announcing our results for the three months ended September 30, 2010.  The press release is furnished herewith as Exhibit 99.1.

We will hold a telephone conference to discuss our 2010 third quarter results on Thursday, November 4, 2010 at 10:00 a.m. ET.

Call-in number for U.S. participants:	(888) 679-8040
Call-in number for international participants:	(617) 213-4851
Participant access code:	84316359

The conference call will be available via webcast and can be accessed from the investor relations portion of our website at http://www.huntsman.com.

The conference call will be available for replay beginning November 4, 2010 and ending November 11, 2010

Call-in numbers for the replay:

Within the U.S.:	(888) 286-8010
International:	(617) 801-6888
Access code for replay:	68394641

Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available on the investor relations portion of our website at http://www.huntsman.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits

99.1	Press Release dated November 4, 2010 regarding 2010 third quarter earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ KURT D. OGDEN
Vice President, Investor Relations

Dated: November 4, 2010

EXHIBIT INDEX

Number	Description of Exhibits

99.1	Press Release dated November 4, 2010 regarding 2010 third quarter earnings